Use these links to rapidly review the document

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.          )

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

ZaZa Energy Corporation (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ZAZA ENERGY CORPORATION
1301 McKinney Street, Suite 2850
Houston, Texas 77010

NOTICE OF ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS:

        This Information Statement will be mailed on or about November 29, 2012, to the holders of record of the common stock, par value $0.01 per share (the "Common Stock"), of ZaZa Energy Corporation ("we", "us" or the "Company") as of the close of business on October 31, 2012 (the "Record Date"). This Information Statement relates to certain actions taken by the written consent, dated October 31, 2012 (the "Written Consent"), of Blackstone Oil & Gas, LLC, Omega Energy, LLC, and Lara Energy, Inc., which together hold a majority of the Company's outstanding Common Stock (together, the "Majority Stockholders").

        The Written Consent approved the adoption of the ZaZa Energy Corporation 2012 Long-Term Incentive Plan (the "Plan"). The Written Consent constitutes the consent of a majority of the total number of shares of issued and outstanding Common Stock and is sufficient under the General Corporation Law of the State of Delaware (the "DGCL") and the Company's Bylaws to approve and adopt the Plan. Accordingly, the Plan shall not be submitted to the Company's other stockholders for a vote.

        This Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C (the "Exchange Act"). This Information Statement also constitutes notice under Section 228 of the DGCL of the actions taken in connection with the Written Consent.

        Only one Information Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instructions from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by calling the Company at (713) 595-1900, or by writing to us at 1301 McKinney Street, Suite 2850, Houston, Texas 77010, Attn: Shirley Z. Anderson.

        THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Date: November 21, 2012

Todd Alan Brooks, President and Chief Executive Officer

ZAZA ENERGY CORPORATION
1301 McKinney Street, Suite 2850
Houston, Texas 77010

INFORMATION STATEMENT
ACTION BY THE CONSENT OF STOCKHOLDERS WITHOUT A MEETING

NO VOTE OR OTHER ACTION OF OUR SHAREHOLDERS IS REQUIRED IN CONNECTION
WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

        This Information Statement is being mailed or otherwise furnished to stockholders of the Company in connection with the prior receipt by the Company's Board of Directors (the "Board") of approval of the Plan by the Written Consent of the Majority Stockholders. The Board believes it is in the best interests of the Company to approve the Plan.

Background

        The Board approved the Plan effective March 22, 2012. This Information Statement will be mailed on or about November 29, 2012 to those persons who were stockholders of the Company as of the close of business on the record date. The stockholder approval of the Plan is expected to become effective on or about December 19, 2012. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

Meeting Not Required

        As of October 31, 2012, there were 101,302,468 shares of our Common Stock issued and outstanding. The required vote for the approval of the adoption of the Plan by stockholder's consent is a majority of the outstanding shares of Common Stock. Each share of our Common Stock on the record date is entitled to one vote for each share held.

        Pursuant to the Written Consent, on October 31, 2012 we obtained the stockholder approval necessary to approve the adoption of the Plan. Because we have obtained sufficient shareholder approval of the Plan, no further vote is required and no other consents or votes will be solicited in connection with this Information Statement. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Furnishing Information

        This Information Statement is being furnished to all holders of Common Stock of the Company on or about October 31, 2012.

Interest of Certain Persons in Favor of or in Opposition to the adoption of the Plan

        On May 16, 2012, as initial grants to the non-executive members of the board of directors, the board of directors all made a one-time award of 140,429 shares of Common Stock to the chairman of the board and 92,352 shares of Common Stock to the other independent directors. These shares vest one-third immediately, one-third on May 16, 2013, and one-third on May 16, 2014. In addition, on September 11, 2012, the Company entered into employment agreements with each of Todd Alan Brooks, a member of the board of directors and the President and Chief Executive Officer, John E. Hearn Jr., a member of the board of directors and the Chief Operating Officer and Ian H. Fay, the Chief Financial Officer. The terms of the employment agreements provide that each employee is entitled to receive an annual long-term incentive award of up to 200% of their base salary, which, at each of their elections, may be made in cash or shares of Common Stock or any combination thereof. In the case of Mr. Hearn and Mr. Brooks, the portion of the long-term incentive award payable in stock to each may not exceed 250,000 shares of Common Stock. The board of directors also approved a one-time award of 50,000 shares of Common Stock to Mr. Fay. On October 3, 2012, the Company entered into an employment agreement with S. Scott Gaille, the Chief Compliance Officer. The employment agreement provides that Mr. Gaille is entitled to an annual long-term incentive award of up to 75% of his base salary. The award, if earned, is payable in shares of common stock that vest in thirds on the first, second and third anniversary of the determination that the award has been earned. None of the shares described above are to be issued until the Plan becomes effective.

        Other than as described above, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the action taken by our stockholders which is not shared by all other stockholders.

Proposals By Security Holders

        No security holders entitled to vote have transmitted any proposals to be acted upon by the Company.

Dissenters' Rights of Appraisal

        Under the DGCL, the Company's stockholders are not entitled to appraisal rights with respect to any of the stockholder actions described in this Information Statement.

Voting Securities and Principal Holders Thereof

        Our authorized capital consists of 250,000,000 shares of Common Stock, par value $0.01 per share, and 25,000,000 shares of preferred stock, par value $0.01 per share. As of the Record Date, the Company had 101,302,468 shares of Common Stock issued and outstanding and no shares of preferred stock issued or outstanding.

        Each holder of Common Stock is entitled to one (1) vote for each share held. The approval of the adoption of the Plan requires the approval of a majority of the outstanding shares of Common Stock, which approval was obtained by the Written Consent of the Majority Stockholders.

Required Votes

        The Plan was approved pursuant to the Written Consent. No further vote is required to approve the Plan.

Votes Obtained

        The following individuals owned the number of shares and percentages set forth opposite their names and executed the Written Consent on October 31, 2012:

Name of Beneficial Owner	Amount of Beneficial Ownership		Percentage of Class
Blackstone Oil & Gas, LLC	22,178,533	*	21.9%
Omega Energy, LLC	22,178,534	**	21.9%
Lara Energy, Inc.	21,928,534	***	21.7%
Total	66,285,601		65.5%

*
Includes 1,358,333 shares that are in the name of other stockholders but to which Blackstone Oil & Gas, LLC has the right to vote pursuant to a restricted share transfer agreement.

**
Includes 1,358,334 shares that are in the name of other stockholders but to which Omega Energy, LLC has the right to vote pursuant to a restricted share transfer agreement.

***
Includes 1,358,333 shares that are in the name of other stockholders but to which Lara Energy, Inc. has the right to vote pursuant to a restricted share transfer agreement.

Cost Of Information Statement

        The Company is making the mailing and will bear the costs associated herewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company's Common Stock.

WRITTEN CONSENT HAS BEEN OBTAINED TO APPROVE AND
RATIFY THE ZAZA ENERGY CORPORATION 2012 LONG-TERM INCENTIVE PLAN

THE PLAN

        On March 22, 2012, our Board of Directors adopted the Plan and recommended its adoption by our stockholders. On October 31, 2012, the holders of a majority of the voting power of our Common Stock approved the Plan pursuant to the Written Consent.

        The purpose of the Plan is to assist us in attracting, retaining and motivating employees, officers, directors and service providers by rewarding, and providing financial incentives for, individual performance. Additionally, the Plan allows us to offer our employees, officers, directors and service providers the opportunity to acquire and increase their proprietary interest in the Company, thereby more closely aligning their interests with those of our stockholders.

        The following summary of the material features of the Plan is qualified in its entirety by reference to the full text of the Plan, which is incorporated herein by reference to Appendix A to this Information Statement.

SUMMARY OF THE PLAN

  Eligibility and Available Awards

        The Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, "stock options"), restricted stock, restricted stock units, stock appreciation rights, phantom stock, and other stock or performance-based awards (each, an "Award"). All employees, non-employee directors and service providers of the Company or any affiliate (as defined in the Plan) of the Company are eligible to receive grants of Awards under the Plan. However, incentive stock options may be granted only to employees. Further, non-qualified stock options and stock appreciation rights may only be granted to employees, non-employee directors and service providers of the Company or entities in a chain of corporations in which the Company has a controlling interest. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Compensation Committee. It is currently expected that all of our employees will participate in the Plan, along with five non-employee directors who serve on the Company's Board of Directors.

  Administration

        The Plan will be administered by the Compensation Committee of our Board of Directors, unless the Board of Directors appoints another committee for such purpose. No member of the Compensation Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Compensation Committee must be ratified by the Board of Directors.

        Subject to the provisions of the Plan, the Compensation Committee will (i) select the eligible individuals to whom Awards may be granted; (ii) determine the type, amount, terms, restrictions and conditions of Awards, including designating stock options as incentive stock options or non-qualified stock options; (iii) determine the time or times at which Awards shall be granted and the number of shares of common stock subject to each Award; (iv) interpret the Plan and all Awards under the Plan; (v) make, amend and rescind such rules as it deems necessary for the proper administration of the Plan; (vi) make all other determinations necessary or advisable for the administration of the Plan; (vii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that it deems desirable to effectuate the Plan; (viii) determine the fair market value of shares of common stock; (ix) approve one or more forms of Award agreement; (x) determine whether an Award will be settled in shares of common stock, cash, or in any combination thereof; (xi) accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a participant's termination of service; (xii) amend, modify, extend, cancel or renew any Award or waive any restrictions or conditions applicable to any Award or shares acquired pursuant thereto; and

(xiii) prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or adopt sub-plans or supplements to, or alternative versions of, the Plan, including with limitation, as the Compensation Committee deems necessary or desirable to comply with the laws of, or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, any foreign jurisdiction whose citizens may be granted Awards. Any action taken or determination made by the Compensation Committee or the Board of Directors pursuant to the Plan will be binding on all parties. No member of the Board of Directors or the Compensation Committee will be liable for any action or determination made in good faith with respect to the Plan or an Award granted thereunder.

        Our Board of Directors may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the Plan, in connection with a change of control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights with respect to such Award in any material respect unless or to the extent specified in the Award itself. However, no amendment shall be effective prior to its approval by the stockholders, to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange on which the Company's stock may be listed.

  Stock Available for Issuance

        The maximum number of shares of common stock that may be issued under the Plan is 7,000,000 shares, subject to adjustment as provided in the Plan.

        Each share of common stock that is the subject of an Award granted under the Plan may be made available from authorized but unissued shares, treasury stock or shares of common stock acquired in the open market. No fractional shares shall be issued under the Plan and settlement of such fractional shares shall be made in cash. Each share of common stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of common stock remaining available for an Award under the maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of common stock (i) not issued and that cease to be issuable for any reason, including, but not limited to, forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the exercise price of any stock option, (iii) tendered to, or withheld by, us to satisfy tax withholding or other obligations, and/or (iv) repurchased by us, whether with stock option proceeds or otherwise.

  Award Limits

        The maximum number of shares of common stock that may be issued under the Plan pursuant to an exercise of incentive stock options is 7,000,000 shares. The maximum number of shares of common stock subject to stock options and stock appreciation rights (combined) awarded to any one participant pursuant to the Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of common stock which may be subject to Awards of restricted stock made to any one participant pursuant to the Plan in any calendar year shall be 1,000,000 shares. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of restricted stock units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of phantom stock under the Plan shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock. The maximum amount of compensation that may be paid to any participant in any calendar year pursuant to other stock or performance-based awards under the Plan, (i) if the compensation under the other stock or performance-based awards is denominated under the Award agreement only in terms of shares of common stock or a multiple of the fair market value per share of common stock, shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements of Section 162(m) of the Code (and are designated as such) shall not exceed $5,000,000. The foregoing limitations on the numbers shares of common stock that may be issued and that may be subject to Awards are subject to adjustment, as provided in the Plan.

  Adjustments Upon Changes in Capitalization or Reorganization

        The type or number of shares authorized under the Plan or subject to an Award under the Plan, and/or the exercise or purchase price applicable to an Award, subject to any required action by our stockholders, will automatically be proportionately adjusted in the event that the outstanding shares are changed into or exchanged for a different kind of shares or other securities by reason of a merger, recapitalization, reclassification, stock split, payment of stock dividend, consolidation of shares or a combination of shares. The Plan does not permit the Compensation Committee to reprice non-qualified stock options or stock appreciation rights without stockholder approval.

  Types of Awards

        Stock Options.    Stock options entitle the holder to purchase a specified number of shares of common stock upon vesting at an exercise price per share specified on the date of grant. The Compensation Committee has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the Plan. The Compensation Committee will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified stock options. Unless otherwise provided in the Award agreement, stock options will vest such that one-third of the original number of shares of common stock granted shall vest on each anniversary of the date of grant until the stock option fully vests or is forfeited or expires.

        Except as described below, the exercise price at which shares of common stock may be purchased upon the exercise of a stock option will not be less than 100% of the fair market value of our common stock on the date that the stock option is granted. In the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of us and our affiliates, the exercise price at which shares of common stock may be purchased upon the exercise of such incentive stock option shall not be less than 110% of the fair market value of our common stock on the date of grant. The aggregate fair market value of shares of common stock granted pursuant to one or more options (determined as of the date the option is, or the respective dates the options are, granted under the Plan or any other option plan of ours or our affiliates) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.

        Except in certain grants of incentive stock options (which may not be exercised later than five years after the date of grant), no option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock option is to be exercised, accompanied by full payment for the shares being purchased and any required withholding taxes, unless other arrangements have been made with the Compensation Committee. The payment can be made (i) by cash or check, (ii) subject to such conditions and requirements as the Compensation Committee may specify, by the Company withholding shares otherwise issuable from the exercise of the stock option, (iii) with the consent of the

Compensation Committee, by tendering to the Company shares of common stock owned by the participant for more than six months having an aggregate fair market value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the stock option is being exercised, or (iv) subject to such instructions as the Compensation Committee may specify and at the participant's written request, by the Company delivering certificates for the shares of common stock for which the stock option is being exercised to a broker for sale on behalf of the participant; provided that the participant has irrevocably instructed such broker to remit directly to the Company, on the participant's behalf, the full amount of the exercise price from the proceeds of such sale.

        Restricted Stock.    Restricted stock is common stock that is subject to such restrictions as the Compensation Committee may impose, including forfeiture, transfer and repurchase restrictions, and in no event will the term of any such Award exceed ten years. The Compensation Committee has authority and discretion to determine what restrictions apply to the restricted stock and when and how the restrictions of one Award of restricted stock may differ from those of any other Award of restricted stock.

        When granted, restricted stock is registered in the name of the participant and either left on deposit with, or held in trust or escrow by, us until the restrictions lapse. Unless otherwise provided in the Award agreement, holders of restricted stock have all of the rights of a stockholder, including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award agreement, in the case of restricted stock with respect to which vesting is conditioned on performance criteria, other than the continuation of the participant's employment or service for a fixed or specified duration, holders of restricted stock shall not have the right to receive dividends and/or vote with respect to such restricted stock until the restricted stock vests, at which time the sum of all dividends on such restricted stock for the restricted period shall be paid without interest. If, prior to the end of the restricted period, a participant's employment or service with us is terminated or the participant's restricted stock is forfeited pursuant to the terms of his or her Award agreement, we will have the right to repurchase the participant's restricted stock for the lesser of (i) its fair market value on the date of forfeiture or (ii) the amount of cash paid therefor, if any. If for any reason the restrictions imposed by the Compensation Committee are not met at the end of the restricted period, the restricted stock will be forfeited by the participant and reacquired by us.

        Stock Appreciation Rights.    A stock appreciation right entitles a participant to receive (either in cash, common stock, or a combination thereof), upon exercise of the stock appreciation right, the excess of (i) the fair market value per share of common stock on the date of exercise over (ii) an amount not less than the fair market value per share of common stock on the date of grant. The Compensation Committee may provide that the excess may not exceed a specified amount. The Compensation Committee shall determine, at the date of grant, the time or times at which and the circumstances under which a stock appreciation right may be exercised, and the term of the stock appreciation right, subject to a ten year maximum term.

        To exercise a stock appreciation right, the person entitled to exercise the stock appreciation right must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock appreciation right is to be exercised, accompanied by full payment of any required withholding taxes, unless other arrangements have been made with the Compensation Committee.

        Restricted Stock Units.    An Award of a restricted stock unit is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in cash. The right to receive payment of an Award of restricted stock units may be conditioned upon continued employment or achievement of performance goals. Restricted stock unit awards may be payable in cash, shares of common stock, or a combination of cash and shares. The Compensation Committee has the authority to determine the periods of restriction, the number of notional shares of common stock to which the restricted stock unit award pertains and any other terms and conditions consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment of a restricted stock unit award shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the restrictions lapse.

        Phantom Stock.    An Award of phantom stock is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in shares of common stock. The right to receive payment of an Award of phantom stock may be conditioned upon continued employment or achievement of performance goals. Phantom stock awards may be payable in cash, shares of common stock or a combination of cash and shares. The Compensation Committee has the authority to determine the periods of restriction, the number of notional shares of common stock to which the phantom stock award pertains and any other terms and conditions consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment of a phantom stock award shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the restrictions lapse.

        Other Stock or Performance-Based Awards.    Any other stock or performance-based award is an Award not otherwise described in the Plan, the value of which is based in whole or in part by reference to, or based on or related to, a share of common stock or cash as determined by the Compensation Committee to be consistent with the purposes of the Plan. Any other stock or performance-based award may be payable in cash, shares of common stock, or a combination thereof. The Compensation Committee has the authority and discretion to determine the terms and conditions of other stock or performance-based awards, including any performance criteria covering such Awards, consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment or the settlement of other stock or performance-based awards shall be made in a single lump sum upon vesting, but no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs.

        Awards intended to comply with the requirements of Section 162(m) of the Code.    The Plan authorizes the Compensation Committee to grant any Award and provide that such Award shall be granted to comply with the requirements of Section 162(m) of the Code.

        The Compensation Committee shall establish the performance goals for a performance period and the amount and terms, in writing, for each Award that is intended to comply with the requirements of Section 162(m) of the Code. Each performance goal shall consist of and incorporate (i) one or more designated business criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such business criteria for the performance period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the performance goal for the achievement of each specified business criteria, at the prescribed level(s), standard(s), degree(s) or range(s). Awards intended to comply with the requirements of Section 162(m) of the Code shall vest and shall be paid only if and to the extent vested under the performance goals. Performance goals may be based on any one or more business criteria on an absolute or relative basis or as compared to the performance of a published index deemed by the Compensation Committee to be applicable to the Company, including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. Performance goals may differ among participants and Awards. Performance goals shall be established, Awards shall be granted and shall become binding at a time when the achievement of or outcome under each applicable performance goal is "substantially uncertain" (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the performance period or the lapse of 25% of the performance period, unless otherwise required or permitted for Section 162(m) of the Code. Performance goals may differ among Awards granted to any one participant or for Awards granted to different participants.

        The business criteria, upon which performance goals are based, are as follows: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on investment; (x) return on capital; (xi) return on equity; (xii) economic value added; (xiii) gross margin; (xiv) net income; (xv) pretax earnings; (xvi) pretax earnings before interest; (xvii) pretax earnings before interest, depreciation and amortization; (xviii) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xix) operating income; (xx) total stockholder return; (xxi) debt reduction; (xxii) successful completion of an acquisition, initial public offering, private placement of equity or debt; or (xxiii) reduction of expenses.

        The Compensation Committee shall have the discretion to reduce the amount payable under such Award (even if it has otherwise vested under the applicable performance goal) for a participant's negative conduct or other activities or factors as the Compensation Committee may determine, but it shall not have the authority to either increase the amount payable under such Award above the amount which vests under the performance goals or pay or provide compensation in lieu of the portion of Award that does not so vest. After the end of each performance period, the Compensation Committee will determine and certify in writing the results under each business criteria on which any performance goal is based, whether (and, if applicable, the degree to which) each performance goal and each other material term of the Award were satisfied, and the resulting amount of compensation vested and payable under such Award.

  Withholding

        We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Compensation Committee may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by (a) tender of a cash payment to us, (b) withholding of shares of common stock otherwise issuable under an Award or (c) tender to the Company shares of common stock owned by the participant if such tendered shares of common stock have been held by such participant for at least six months.

  Transferability

        Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than restricted stock which has vested, will be (i) assignable, saleable or otherwise transferable by a participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Compensation Committee shall have been furnished with a copy of the deceased participant's will or such other evidence as the Compensation Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of the Plan shall be void and ineffective for all purposes. Except as otherwise specifically provided under the Plan, only the participant or his guardian (if the participant becomes disabled), or in the event of his death, his legal representative or beneficiary, may exercise stock options or stock appreciation rights, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the participant's estate, or the person or persons to whom the participant's rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the participant's beneficiary or beneficiaries of the rights of the participant and shall be entitled to exercise such rights as are provided under the Plan.

  Amendment of Awards

        The Compensation Committee may amend an Award; provided, however, that no amendment of an Award may, without the consent of the participant, adversely affect the participant's rights with respect to such Award in any material respect.

  Term of the Plan

        The Plan shall terminate ten years after the date of its initial adoption by the Board of Directors, unless earlier terminated by the Board of Directors. No Award may be granted hereunder after termination of the Plan.

  Change of Control

        Unless otherwise provided in an Award, upon the occurrence of a change in control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets or liquidations), the Board of Directors may, but is not required to, (i) accelerate vesting and the time at which all stock options and stock appreciation rights then outstanding may be exercised; (ii) waive, alter and/or amend the performance criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and any applicable restricted period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the change of control or such other date as may be determined by the Board of Directors; (iii) cause the acquirer to assume the Plan and the Awards or exchange the Awards for the acquirer's stock; (iv) terminate the Plan; or (v) terminate and cancel all outstanding unvested or unexercised Awards as of the date of the change of control on such terms and conditions as it deems appropriate.

        The Board of Directors will, in connection with a change of control, have the right to require all participants to transfer and deliver to us all Awards previously granted to the participants in exchange for an amount equal to the cash value of the Awards. The cash value of an Award will equal the sum of (i) in the case of an Award that is not a stock option or restricted stock, the cash value of all benefits to which the participant would be entitled upon settlement or exercise of any Award and (ii) in the case of a stock option or restricted stock, the excess of the market value per share over the option price, or the market value per share of restricted stock, as applicable, multiplied by the number of shares as to which such Award is vested.

  Termination, Death and Disability

        Except as otherwise provided in an Award agreement, upon a participant's termination for cause (as defined in the Plan), all unpaid Awards, whether vested or not, shall terminate and be immediately forfeited. Unless otherwise provided in an Award agreement, upon a participant's termination for any reason (including death or disability) other than for cause, any unvested Award outstanding at the time of termination shall terminate and be immediately forfeited. The Board of Directors or Compensation Committee may provide for the continuation of any Award, except if such continuation would cause certain adverse tax consequences.

  Clawback Policy

        All Awards (including any proceeds, gains or other economic benefit actually or constructively received by any participant upon any receipt or exercise of any Award or upon the receipt or resale of any share of common stock underlying any Award) shall be subject to the provisions of any claw-back policy implemented by the Company or as set forth in any Award agreement.

  Summary of Certain Federal Income Tax Considerations

        The following summary is based on applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or foreign taxes.

        Status of Stock Options.    Stock options granted under the Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified stock option.

        Non-qualified Options.    No federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified stock option are not subject to certain restrictions in the hands of the option holder, then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock.

        Incentive Stock Options.    No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder will recognize no income for federal income tax purposes upon exercise of an incentive stock option, if the option holder (i) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the "Holding Period"), and (ii) is an employee of either (a) the company granting the option, (b) a parent or subsidiary corporation of such corporation, or (c) a corporation (or a parent or subsidiary corporation of such corporation) which has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or twelve months before the date of exercise if employment ceases due to permanent and total disability. If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition will be treated as a long-term capital gain or loss. We would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition after completion of the Holding Period of the shares of common stock so acquired.

        If, however, an option holder disposes of shares of common stock received upon exercise of an incentive stock option before completion of the Holding Period (a "Disqualifying Disposition"), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In the event of a Disqualifying Disposition, the option holder must notify the Compensation Committee of such disposition within 10 days of such event. In event of a Disqualifying Disposition, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. Generally, the amount treated as compensation is the excess of the fair market value of the common stock at the time of exercise over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of disposition is greater than the exercise price but less than the fair market value of the common stock at the time of exercise and the disposition is a transaction in which a loss, if sustained, would otherwise be recognizable under the Code, then the amount treated as ordinary income is the excess of the amount realized on the disposition over the Participant's adjusted basis in the stock. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424(c) of the Code.

        Alternative Minimum Tax.    Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax ("AMT"). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder's taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year in a Disqualifying Disposition and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

        Restricted Stock.    Generally, the grant of restricted stock will not be a taxable event to the participant, and we will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed when the stock vests (equal to the difference between the fair market value of the stock on the vesting date and the consideration paid, if any, for the shares), and we will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the restricted stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize ordinary income on the restricted stock at the time of the grant equal to the difference between the fair market value of the stock on the date of grant and the amount paid, if any, for the shares. If the participant makes an 83(b) election, we receive a corresponding deduction at the time of the grant, and no tax is recognized by the participant, nor is any deduction received by us, upon vesting of the shares.

        When the participant sells the shares, he or she may realize a capital gain if the sales price is greater than his or her basis in the shares. The participant's basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). We do not receive a deduction at that time. If the participant sells the shares and the amount realized is less than the amount paid, if any, for the shares, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).

        Dividends paid on restricted stock are subject to tax at the time paid to Participants. If no 83(b) election is made, dividends are taxed as ordinary income until the restricted stock vests. If an 83(b) election is made, dividends are treated as dividend income from the date of grant of the Award.

        Stock Appreciation Rights.    A participant who receives a stock appreciation right award will not be taxed on receipt of the Award. Upon receipt of shares of common stock pursuant to the exercise of a stock appreciation right, the fair market value of the shares received (including any shares withheld for tax purposes) is recognized as ordinary income for federal income tax purposes at the time the shares are received. If a participant receives cash upon the exercise of a stock appreciation right, the excess of the fair market value of the shares of common stock exercised over the fair market value of the corresponding shares of common stock on the date of grant is recognized as ordinary income for federal income tax purposes on the date of payment. Subject to Section 162(m) of the Code, described below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction at the same time and in the same amount as the income recognized by the participant.

        Restricted Stock Units.    In general, a participant who receives a restricted stock unit award will not be taxed on receipt of the Award; instead, the amount paid (including any cash or shares withheld for tax purposes) to the participant (whether in cash, shares, or a combination thereof) equal to the amount denominated in cash upon vesting will be taxable as ordinary income to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the ordinary income recognized by the participant.

        Phantom Stock.    In general, a participant who receives a phantom stock award will not be taxed on receipt of the Award; instead, the amount paid to the participant (whether in cash, shares, or a combination thereof) equal to fair market value of a share of common stock multiplied by the specified number of notional shares of common stock that have vested will be taxable as ordinary income to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the ordinary income recognized by the participant.

        Other Stock or Performance-Based Awards.    In general, a participant who receives an other stock or performance-based award will not be taxed on receipt of the Award, but instead the cash or the fair market value of shares of common stock received will be taxable as ordinary income on the date that the cash or shares are received in payment of the Award. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the ordinary income recognized by the participant.

  Other Tax Considerations

        In the event of a change of control of the Company, certain payments in the nature of compensation to certain individuals, if contingent on the change in control, could be nondeductible to us and subject to an additional 20% tax to the recipient. Awards under the Plan that are made or that vest or become payable in connection with a change in control may be required to be taken into account in determining whether these penalties apply.

        Section 162(m) of the Code places a $1,000,000 cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1,000,000 limit. Generally, stock options and stock appreciation rights granted with an exercise or grant price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other Awards may or may not so qualify, depending on their terms.

  Section 409A of the Internal Revenue Code

        Some Awards granted under the Plan may be considered non-qualified deferred compensation that is subject to special rules and additional tax under Section 409A of the Code. The Compensation Committee will generally design and administer such Awards to comply with the rules of Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code. However, there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any participant.

  Inapplicability of ERISA

        Based on current law and published interpretations, we do not believe that the Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

        Notwithstanding the foregoing, the Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Plan.

  Plan Benefits

        The individuals set forth in the following table shall receive grants of Awards upon the effectiveness of the Plan:

Name and Position	Number of Units
Ian H. Fay, Chief Financial Officer	50,000
Executive Group	50,000
Non-Executive Director Group	417,485
Non-Executive Officer Employee Group	None

        Other than as set forth above, information cannot be provided with respect to the number of Awards to be received by any individual employee or group of employees pursuant to the Plan, since the grant of such Awards is within the discretion of the Compensation Committee or, in the case of certain employees where certain bonuses, if earned, may be paid in whole or in part in stock at the election of those employees, information cannot be provided because such elections have not been made. All other future grants under the Plan are either subject to the election described above or within the discretion of our Board of Directors or the Compensation Committee and, as such, the benefits of such grants are not currently determinable.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of October 31, 2012, the beneficial ownership of the Company's Common Stock by (i) each named executive officer and each director of the Company, (ii) each person who was known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Company Common Stock and (iii) directors and executive officers of the Company as a group (ten persons). Except as otherwise indicated, the address for each beneficial owner is 1301 McKinney Street, Suite 2850, Houston, Texas 77010 (telephone number: (713) 595-1900). The applicable percentage ownership is based on 101,302,468 shares of Company Common Stock issued and outstanding as of October 31, 2012, and includes, on an individual basis, the number of shares of Company Common Stock that could be acquired by options exercisable within 60 days of October 31, 2012. All information is based upon ownership of record as reflected on the stock transfer books of the Company or as reported on Schedule 13G or Schedule 13D filed under Rule 13d-1 under the Exchange Act or has been furnished by the respective officers or directors of the Company. Unless otherwise indicated, we believe that all persons named in the below table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Number of Shares		Percent of Voting Stock
	Directors and Executive Officers:
Common	Todd Alan Brooks	67,641,851	(1)	66.8%
Common	John E. Hearn, Jr.	67,641,851	(2)	66.8%
Common	Gaston L. Kearby	67,641,851	(3)	66.8%
Common	Bernard de Combret	158,694	(4)	*
Common	Adam Kroloff	181,090	(5)	*
Common	Herbert C. Williamson III	220,771	(6)	*
Common	Jennifer Frisch	50,000	(7)	*
Common	Ian H. Fay	50,000	(8)	*
Common	Travis H. Burris	92,352	(9)	*
Common	S. Scott Gaille	100,000	(10)	*
Common	All directors and executive officers as a group (10 persons)	68,344,758		67.2%
	Beneficial owners of 5% or more:
Common	Blackstone Oil & Gas, LLC(4)	67,641,851	(11)	66.8%
Common	Lara Energy, Inc.(5)	67,641,851	(12)	66.8%
Common	Omega Energy, LLC(6)	67,641,851	(13)	66.8%

*
Represents beneficial ownership of less than one percent of the outstanding shares of our Common Stock

(1)
Mr. Brooks is the Trustee of the Todd Alan Brooks Non Exempt Trust, which is the sole member of Blackstone Oil & Gas, LLC. Blackstone Oil & Gas, LLC directly owns 20,451,450 shares of common stock. In addition, it may be deemed to be the beneficial owner of 67,641,851 shares of common stock pursuant to the rules and regulations of the SEC.

(2)
Mr. Hearn, Jr. is the sole stockholder of Lara Energy, Inc. Lara Energy, Inc. directly owns 19,951,451 shares of common stock. In addition, it may be deemed to be the beneficial owner of 67,641,851 shares of common stock pursuant to the rules and regulations of the SEC.

(3)
Mr. Kearby is the sole member of Omega Energy, LLC. Omega Energy, LLC directly owns 20,451,450 shares of common stock. In addition, it may be deemed to be the beneficial owner of 67,641,851 shares of common stock pursuant to the rules and regulations of the SEC.

  (4)
  Includes 92,352 shares of common stock that may not be issued until the Plan becomes effective.

  (5)
  Includes 92,352 shares of common stock that may not be issued until the Plan becomes effective.

  (6)
  Includes 140,429 shares of common stock that may not be issued until the Plan becomes effective.

  (7)
  Includes 50,000 shares that are owned directly that may be beneficially owned by Blackstone Oil & Gas, LLC, Lara Energy, Inc. and Omega Energy, LLC.

  (8)
  Includes 50,000 shares of common stock that may not be issued until the Plan becomes effective.

  (9)
  Includes 92,352 shares of common stock that may not be issued until the Plan becomes effective.

  (10)
  Includes 100,000 shares that are owned directly that may be beneficially owned by Blackstone Oil & Gas, LLC, Lara Energy, Inc. and Omega Energy, LLC.

  (11)
  Todd Alan Brooks, who is the trustee of the Todd Alan Brooks Non Exempt Trust, which is the sole member of Blackstone Oil & Gas, LLC, exercises voting and dispositive power over the securities held by this stockholder.

  (12)
  John E. Hearn, Jr., who is the sole stockholder of Lara Energy, Inc., exercises voting and dispositive power over the securities held by this stockholder.

  (13)
  Gaston L. Kearby, who is the sole member of Omega Energy, LLC, exercises voting and dispositive power over the securities held by this stockholder.

        There are no arrangements, known to the Company, including any pledge by any person, of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

 COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

  Basis of Presentation

        Prior to the combination of ZaZa LLC and Toreador Resources Corporation, our executive officers were also officers of either Toreador or ZaZa LLC and received all of their compensation from those companies. Since ZaZa LLC is our accounting predecessor, we have reported the compensation for our executive officers that were also executive officers and managers of ZaZa LLC prior to the Combination as well the compensation for our chief financial officer, who was the interim chief financial officer for ZaZa LLC commencing in September, 2011. In addition, we are reporting the compensation paid to our chief executive officer by Toreador, who was the chief executive officer of Toreador prior to the Combination. In total, we have reported the executive compensation for our principal executive officer, principal financial officer and our remaining two executive officers.

  Compensation Discussion & Analysis

        We were a newly formed company in 2011 and did not have any operations or compensation policies in place prior to the Combination. Prior to the Combination, our accounting predecessor was a private company that was managed by its three partners. ZaZa LLC paid its three managing partners amounts deemed appropriate by the partners based on negotiations with the managing partners and the liquidity of ZaZa LLC. The arrangements were documented pursuant to compensation agreements described below, which arrangements were terminated at the closing of the Combination.

        Our board of directors have directed the Compensation Committee to determine the compensation of our executive officers. The Compensation Committee has engaged the Hay Group to advise the committee on market trends and other factors appropriate for the compensation of our executive officers. The Compensation Committee intends to negotiate compensation arrangements with our executive officers in the next few months. Until final arrangements are made, we are currently paying our executive officers (other than Charles Campise) $525,000 in base salary and are continuing to pay Charles Campise at the same rate described below.

        On May 16, 2012, our board of directors approved an annual compensation plan for the non-executive directors: our non-executive chairman of the board of directors will receive an annual retainer of $160,000 in cash and restricted stock valued at $90,000 at the time of grant and all other nonexecutive directors will receive an annual retainer of $62,000 in cash and restricted stock valued at $56,000 at the time of grant. The restricted stock vests one-third at the time of grant and one-third on each of the first and second anniversaries of the date of grant. In addition, the chairman of the Audit Committee receives an annual cash retainer of $15,000, the chairman of the Compensation Committee receives an annual cash retainer of $10,000, and the chairman of the Nominating and Corporate Governance Committee receives an annual cash retainer of $7,500. As initial grants to the non-executive members of the board of directors, the board of directors all made a one-time award of 119,000 shares to the chairman of the board and 71,400 shares to the other independent directors. These shares vest one-third immediately, one-third on May 16, 2013, and one-third on May 16, 2014. No shares are to be issued until the Plan becomes effective.

  Summary Compensation Table of ZaZa LLC

        The following table illustrates the compensation for the executive officers of ZaZa LLC in the years indicated:

Name and Principal Position	Year	Salary($)		Bonus($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Any Other Compensation ($)		Total ($)
Todd Alan Brooks,	2011	$350,000		$700,000							$1,050,000
Managing Partner	2010	$272,273		$110,000							$382,273
John E. Hearn, Jr.,	2011	$350,000		$700,000					$18,575.45	(2)	$1,068,575.45
Managing Partner	2010	$272,273		$110,000							$382,273
Gaston L. Kearby,	2011	$350,000		$700,000					$19,694.67	(3)	$1,069,694.67
Managing Partner	2010	$272,273		$110,000							$382,273
Charles Campise,	2011	$85,200	(1)								$85,200
Chief Financial Officer

(1)
Reflects compensation paid on an hourly basis for the period of employment for the last four months of 2011.

(2)
Reflects reimbursement of living expenses for working in our Houston office from time to time while residing near and otherwise working in our Corpus Christi office.

(3)
Reflects reimbursement of living expenses for working in our Houston office from time to time while residing near and otherwise working in our Corpus Christi office.

  Narrative Disclosure Regarding ZaZa LLC Summary Compensation Table

        ZaZa LLC entered into compensation and bonus agreements with each of the executive officers (other than Charles Campise) listed above. While each executive officer received the amounts listed above, the compensation and bonus agreements provide that each executive officer was entitled to an annual base salary of $350,000 as of May 1, 2010 and total annual compensation of $850,000 (including the discretionary bonus). Under the terms of the compensation and bonus agreements, ZaZa LLC was required to pay the full amount of the discretionary bonus less any base salary actually paid, when ZaZa LLC had the liquidity to make such payment.

        As part of the compensation arrangements described above, ZaZa LLC had also agreed to pay these executive officers the following performance bonuses, if the executive officer is with ZaZa LLC at the time the performance set forth below is achieved, and such performance bonus shall be paid upon specified events, which included the consummation of the Combination:

  •
  $1,000,000, upon leasing 100,000 acres (this goal was achieved in the first quarter of 2011);

  •
  $1,000,000, upon leasing 200,000 acres (this goal was achieved in the third quarter of 2011);

  •
  $500,000, upon leasing 250,000 acres;

  •
  $250,000, upon first oil production (this goal was achieved in the first quarter of 2011); and

  •
  $100,000 per well drilled, up to fifteen wells (ZaZa LLC drilled its 23rd well in the fourth quarter of 2011).

        On August 9, 2011, in connection with the execution of the merger agreement, each of the executive officers (other than Charles Campise, who did not and does not have any similar compensation and bonus agreement) entered into a separate letter agreement. The letter agreements provided that, upon the consummation of the Combination, ZaZa will assume ZaZa LLC's obligation to pay to each of the executive officers any compensation, including back salary, bonuses, incentive compensation and other compensation payable in respect of periods prior to the closing or in connection with the transactions contemplated by the closing (other than base salary and benefits in the ordinary course of business consistent with past practice), less any amounts previously paid. At the closing of the Combination, ZaZa paid approximately $8 million in the aggregate to the three executive officers in respect of such unpaid compensation, and issued a subordinated promissory note to the three members for approximately $9 million in the aggregate, which represented the unpaid balance of the compensation at the closing of the Combination. Pursuant to the letter agreements, the compensation agreements were terminated at the closing of the Combination and ZaZa has no further obligation with respect to such obligations (other than those arising under the subordinated promissory notes issued at the closing of the Combination).

  Toreador Summary Compensation Table

        Prior to becoming the President and Chief Executive Officer of ZaZa on February 21, 2012, Mr. McKenzie was the President and Chief Executive Officer of Toreador, now one of ZaZa's wholly owned subsidiary. The following table sets forth information regarding the total compensation received by or earned by Mr. McKenzie during 2011, 2010 and 2009.

Name and Principal Position	Year	Salary($)	Stock Award ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total($)
Craig McKenzie, President and CEO	2011	420,000	—	—	1,050,000	127,630	(2)	1,597,630
	2010	420,000	—	—	1,512,000	126,234		2,058,234
	2009	396,307	3,224,722	—	630,000	395,611		4,646,640

(1)
These amounts represent the aggregate grant date fair value of awards granted to Mr. McKenzie as determined under FASB ASC Topic 718. For information on the valuation assumptions with respect to awards made, refer to note 11 in Toreador's financial statements in Toreador's annual report on Form 10-K filed March 16, 2010. The amounts above reflect Toreador's aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(2)
Consists of (i) $59,439 in reimbursements for expenses related to housing in Paris, (ii) $52,546 in foreign service reimbursements and (iii) $15,645 of automobile expenses.

  Grants of Plan-Based Awards Table

        The following table summarizes the 2011 grants of equity and non-equity plan-based awards.

Name	Grant		Estimated Possible Payouts under Non- Equity Incentive Plan Awards: Target(1)	Estimated Possible Payouts under Non -Equity Incentive Plan Awards: Maximum(1)	All Other Stock Awards: Number of Shares of Stock (#)	Grant Date Fair Value of Stock Awards($)
Craig McKenzie	NA	(2)	—	—	—	—
	3/15/2011		$420,000	$1,260,000	—	—

(1)
Granted pursuant to Mr. McKenzie's employment agreement, described below. There were only target and maximum levels, and no threshold levels.

(2)
Grants of restricted stock made to Mr. McKenzie are determined pursuant to a formula set forth in his employment agreement.

  Narrative Disclosure Regarding Toreador Summary Compensation Table and Grants of Plan-Based Awards Table

        Total compensation as represented in the Summary Compensation Table includes certain reimbursements made to Mr. McKenzie during 2010 as well as short-term incentive compensation and a one-time cash award made in lieu of restricted stock under the 2005 LTIP for Mr. McKenzie. Base salary paid represented 20.4% of Mr. McKenzie's total compensation as represented in the Summary Compensation Table.

  Employment Agreement

        Toreador had a formal employment agreement with Mr. McKenzie to serve as Toreador's President and Chief Executive Officer. The initial agreement, which was effective March 27, 2009, had a two-year term. As discussed above, in December 2010, however, an extension to Mr. McKenzie's employment agreement was negotiated for an additional one-year term until March 27, 2012.

        Under the agreement, Mr. McKenzie was eligible for (i) a base salary of at least $420,000 per year, (ii) an annual performance-based bonus with a target amount of 100% of base salary, (iii) participation in all health insurance and retirement programs maintained by Toreador in which senior executives are entitled to participate, and (iv) reimbursement for reasonable business and travel expenses. The agreement also provided for the grant of an annual long-term incentive award payable in shares of Toreador's common stock that vest in three equal installments on the subsequent first, second, and third anniversaries of the effective date of Mr. McKenzie's contract. For each fiscal year, the size of the long-term incentive award depended on Toreador's stock price performance relative to its competitors. However, Mr. McKenzie negotiated with the Compensation Committee of Toreador as part of the extension of his employment agreement a one-time amendment to grant him the option to receive all or a portion of his long-term incentive compensation for 2010 in cash rather than restricted stock.

        If Mr. McKenzie's employment was terminated due to his death or disability, he would have been entitled to (i) accrued but unpaid base salary and expense reimbursements ("accrued obligations"), (ii) any earned but unpaid short-term incentive award, (iii) a pro rata portion of his short-term incentive award for the year in which termination occurs, and (iv) pro rata vesting of any unvested shares of common stock held by Mr. McKenzie. If Mr. McKenzie died or became disabled while traveling on official company business, in lieu of the foregoing benefits, he (or his estate) will be entitled to the severance benefits payable upon a termination without cause or resignation for good reason, discussed below.

        In the event Mr. McKenzie was terminated by Toreador without cause (as defined in the agreement) or as a result of Toreador's decision not to renew the term of the agreement, or he resigned for good reason (as defined in the agreement), he would have been entitled to (i) accrued obligations, (ii) any earned but unpaid short-term incentive award, (iii) a pro rata portion of his target short-term incentive award (or, in the event of Toreador's nonrenewal, the short-term incentive award for the year in which termination occurs), (iv) immediate vesting of any unvested shares of common stock held by Mr. McKenzie, (v) continuation of base salary and target short-term incentive award payments (or, in the event of Toreador's non-renewal, just base salary) for two years following termination, and (vi) continuation of health benefits for two years following termination. If Mr. McKenzie's termination without cause or resignation for good reason occurred within the year following a change of control of Toreador (as defined in the agreement), Mr. McKenzie would have been entitled to the same payments and benefits set forth in the preceding sentence, except that the base salary and short-term incentive award portion of his severance would have been paid in a lump sum (as opposed to over a two-year period).

        Mr. McKenzie's employment agreement contained a tax equalization provision which provided that in the event that the compensation received by Mr. McKenzie pursuant to the agreement became subject to taxation in France, Mr. McKenzie would have been paid an additional amount so that Mr. McKenzie would have been left in the same after-tax position as if his compensation had only been subject to any applicable U.S. federal, state and local taxes. The agreement also subjected Mr. McKenzie to standard prohibitions against disclosure of confidential information, as well as non-competition and nonsolicitation covenants during the term of his employment and for one year thereafter.

        The employment agreement with Mr. McKenzie expired March 27, 2012.

  Equity Awards

        Restricted stock granted to Mr. McKenzie pursuant to Toreador's 2005 LTIP vested ratably over three years. In addition, any dividends that were paid on Toreador's common stock were also payable on the restricted stock, and Mr. McKenzie had the right to vote all shares of restricted stock held by him.

        ZaZa has not granted any equity awards to Mr. McKenzie. All of his vested shares and options were either converted into shares of ZaZa common stock or terminated in the Combination. The equity awards to be granted to Mr. McKenzie in ZaZa will be determined by the Compensation Committee.

  Outstanding Equity Awards at Fiscal Year-End

        The following table summarizes the total outstanding equity awards as of December 31, 2011 for Mr. McKenzie. The market value of the stock awards was based on the closing price of $5.15 of Toreador's common stock on December 31, 2011, the last trading day of 2011. The unvested stock awards include those grants of equity awards made in 2009 which were outstanding and unvested on December 31, 2011.

	Number of Shares of Stock That Have Not Vested (#)(1)	Value of Number of Have Not Vested ($)(2)
Craig McKenzie	104,869

(1)
One-third of Mr. McKenzie's stock awards vest on each of the first three anniversaries of the date of his employment agreement.

(2)
These amounts reflect the closing price of $5.15 per share on December 31, 2011.

  Option Exercises and Stock Vested in 2011

        The following table summarizes for Mr. McKenzie in 2011 the number of shares acquired upon the vesting of restricted stock and the value realized, each before payout of any applicable withholding tax.

	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Craig McKenzie	104,869	(1)

(1)
These amounts reflect the closing price of $10.72 per share on March 26, 2011, the last trading day before the first anniversary of the date of Mr. McKenzie's employment agreement.

  Potential Payments Upon Change in Control

        Mr. McKenzie was entitled to the payment set forth in the table below as a result of the Combination, which calculations were made assuming the triggering event occurred on February 15, 2012. Accordingly, all payments set forth below, other than those resulting from the effect of the transactions on restricted stock, are considered double trigger benefits meaning that in order for Mr. McKenzie to receive such payment, he would have to be terminated or he would have to resign.

Name	Cash ($)(1)	Equity ($)(2)	Pension/ NDQC ($)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)	Total ($)
Craig McKenzie	$1,732,920	$361,798	—	$35,736	—	$2,130,454

(1)
For Mr. McKenzie, this amount represents $840,000, an amount equal to two times base salary, $840,000, an amount equal to two times his target short-term incentive award payment, and $52,920, an amount equal to his target short-term incentive award for the year in which termination occurs, pro-rated for the period he worked prior to the termination. For Mr. Sengès, this amount represents $565,580, an amount equal to twenty-four (24) months of his base salary and $26,724, an amount equal to his target short-term incentive award for the year in which termination occurs, pro-rated for the period he worked prior to termination.

(2)
Represents the value of restricted stock awards which are to be accelerated upon the consummation of the transactions. As described in the narrative preceding the table, such accelerated vesting is a "single trigger" benefit and will occur solely as a result of the completion of the transactions, without regard to whether there is a corresponding termination of employment. Consistent with the requirements of Instruction 1 to Item 402(t)(2) of Regulation S-K, the aggregate values of the accelerated restricted stock are based on a price of $3.45 per share of Toreador common stock, which was the average closing market price of Toreador's common stock on the Nasdaq Global Market over the first five business days following the first public announcement of the merger on August 10, 2011.

(3)
Represents the estimated value of the continuation of Mr. McKenzie's health benefits for two years.

        Because we felt it was in the best interest of ZaZa, Toreador and Mr. McKenzie not to trigger the various payments, Toreador paid Mr. McKenzie $2,184,051 at the closing, which was substantially similar to the payment he would have been entitled to had the triggering event occurred, in exchange for a release of existing claims against Toreador and a waiver of any further claims in respect of the Combination. Mr. McKenzie retains the right to receive certain payments in any subsequent change of control. We intend to negotiate a new employment agreement with Mr. McKenzie in the coming months that will replace his expired employment agreement with Toreador, the terms of which will be agreed to by Mr. McKenzie and the Compensation Committee.

Subsequent Changes to Compensation for the Named Executive Officers

        On May 3, 2012, Gaston Kearby ceased service as an executive officer of the Company, however, he continues to be a member of the board of directors. On August 1, 2012, Craig McKenzie ceased service as Chief Executive Officer of the Company, and Todd Alan Brooks, the President of the Company and a member of the board of directors, commenced service as the Chief Executive Officer. On August 13, 2012, Charles Campise ceased service as the Chief Financial Officer of the Company and Ian Fay commenced service as the Chief Financial Officer of the Company. On September 11, 2012, the Company also appointed Jennifer Frisch as the Chief Accounting Officer of the Company and designated Scott Gaille, the Chief Compliance Officer, as a Section 16 officer of the Company.

        On September 11, 2012, the Company entered into employment agreements with each of Mr. Fay, Mr. Brooks and Mr. Hearn, and on October 3, 2012, the Company entered into an employment agreement with Mr. Scott Gaille, who is the Company's Chief Compliance Officer. Mr. Fay will receive an initial annual base salary of $450,000, Mr. Hearn will receive an initial annual base salary of $500,000, Mr. Brooks will receive an initial annual base salary of $525,000, and Mr. Gaille will receive an initial annual base salary of $350,000. Each of Mr. Fay, Mr. Hearn, Mr. Brooks and Mr. Gaille will also receive reimbursement of business expenses, health benefits, eligibility to participate in retirement plans, and certain benefits available to other senior executives of the Company, including paid time off and coverage under the Company's D&O insurance policy. Each of Mr. Fay, Mr. Hearn and Mr. Brooks is entitled to receive an annual short term incentive payment valued at not less than 100% of their base salary, based upon the accomplishment of certain achievement goals determined annually and a long term incentive payment valued at 200% of their base salary, based upon the accomplishment of certain achievement goals for each fiscal year. At each of their election, the long term award shall be paid in cash, common stock, or a combination thereof, except that Mr. Brooks and Mr. Hearn may not receive more than 250,000 shares of common stock pursuant to such awards. Mr. Gaille is entitled to receive an annual short term incentive payment valued at not less than 50% of his base salary, based upon the accomplishment of certain achievement goals determined annually and a long term incentive payment valued at 75% of his base salary, based upon the accomplishment of certain achievement goals for each fiscal year, all of which long term incentive will be payable in shares of common stock. Each long term award shall vest in three equal installments on the first, second, and third anniversaries of the date upon which the Company determines the value of the subject long term incentive payment.

        Upon the occurrence of a Change of Control, each of Mr. Fay, Mr. Hearn and Mr. Brooks shall receive: (i) a lump sum equal to three times the most recent short term incentive award, and (ii) the cash portion of any outstanding and unvested long term incentive payments payable had they continued their employment with the Company through the applicable vesting date. In addition, upon a Change of Control, any unvested common stock, including any common stock that comprise any past long term incentive award or any award of restricted common stock previously granted to them, shall immediately vest. Furthermore, upon a Change of Control, any unvested common stock, including any common stock that comprise any past long term incentive award previously granted to Mr. Gaille, shall immediately vest. In addition, Mr. Fay was granted 50,000 shares of restricted stock that vested on September 18, 2012, which shares shall be issued when the Plan becoming effective.

        If any of Mr. Fay's, Mr. Hearn's, Mr. Brooks' or Mr. Gaille's employment is terminated due to their death or disability, such employee or his estate or beneficiaries shall be entitled to receive: (i) the "Accrued Obligations", which include any unpaid base salary, unpaid expenses, and certain other benefits, (ii) the payment of any short term incentive payment due to such employee including the pro-rated portion of any short term incentive payment due to him during the portion of the year such employee worked for the Company prior to his termination, (iii) (a) for Messrs. Brooks, Fay and Hearn, the payment of the cash value of any outstanding, unvested long term incentive payments that would have been payable had his employment continued through the applicable vesting date and the immediate vesting of all unvested common shares including, but not limited to, any such shares that comprise any long term incentive award or any award of restricted common stock previously granted to such employee, and (b) for Mr. Gaille, the immediate vesting of all unvested common shares including, but not limited to, any such shares that comprise any long term incentive award previously granted to him, and (iv) continuation and/or payment of such employee's and his dependants' medical insurance premiums for eighteen (18) months following termination. If Mr. Fay, Mr. Heam, Mr. Brooks or Mr. Gaille is terminated by the Company for Cause, such employee shall be entitled to receive only the Accrued Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled. If the employment agreement for Mr. Fay, Mr. Hearn, Mr. Brooks or Mr. Gaille expires or if any of them is terminated without Cause, such employee shall be entitled to receive: (i) the Accrued Obligations, (ii) the payment of any short term incentive payment due to them including the pro-rated portion of the fiscal year such employee worked prior to his termination, (iii) (a) for Messrs. Brooks, Fay and Hearn, the payment of any cash value of any outstanding, unvested long term incentive payments that would have been payable had his employment continued through the applicable vesting date and the immediate vesting of all unvested common shares including, but not limited to, any such shares that comprise any long term incentive award or any award of restricted common stock previously granted to such employee, and (b) for Mr. Gaille, the immediate vesting of all unvested common shares including, but not limited to, any such shares that comprise any long term incentive award previously granted to him, (iv) continued payment of his base salary and target short term incentive awards for 24 months after he is terminated, (v) continued payment of medical benefits during such 24-month period, and (vi) reimbursement of outplacement fees not to exceed $20,000, payable for twelve (12) months following termination. If any of them terminate their employment for Good Reason, the Company shall be obligated to provide the same payments as set forth above if the Company had terminated such employment without Cause. If any of them terminate their employment without Good Reason, such employee is entitled to receive only the Accrued Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled.

        If any of Mr. Fay's, Mr. Hearn's, Mr. Brooks' or Mr. Gaille's employment is terminated within one (1) year following a Change of Control because of the expiration of their employment agreement, by the Company without Cause, or by them with or without Good Reason, such terminated employee shall be entitled to receive (in lieu of benefits otherwise payable upon such events): (i) the Accrued Obligations, (ii) a lump sum cash payment equal to two times his base salary, and (iii) the continuation of Company health benefits for twenty-four (24) months following the termination of such employee's employment.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee members were not appointed until February 2012. Accordingly, there were no transactions or relationships described under Item 407(e)(4) of Regulation S-K that involved any directors who served on the Compensation Committee during all or part of 2011.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This Information Statement may contain and incorporate by reference forward-looking statements regarding the anticipated financial condition, results of operations and business of the Company in the future, including expectations, beliefs, projections, future plans and strategies and assumptions concerning future results and events. These forward-looking statements generally may, but do not necessarily, include words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "may," "will," "should," "could," "predicts," "potential," "continue" or similar expressions. Forward-looking statements are not guarantees. They involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Information Statement. The Company does not undertake any obligation (and expressly disclaims any such obligation) to update any forward-looking statement or to publicly announce any revision of any forward-looking statement to reflect the occurrence of any future developments or events.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. Please call the SEC at 1-(800)-SEC-0330 for further information on the public reference rooms. The SEC also maintains a web site at http://www.sec.gov at which reports, proxy and information statements and other information regarding the Company are available. We maintain a website at http://www.zazaenergy.com. The material located on our website is not a part of this Information Statement.

        The SEC allows us to "incorporate by reference" information into this Information Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference into this Information Statement is deemed to be part of this document, except for any information superseded by information contained directly in this document or contained in another document filed in the future which itself is incorporated into this Information Statement. We incorporate by reference the documents listed below, other than any portions of the respective filings that were furnished (pursuant to Item 2.02 or Item 7.01 or corresponding information furnished pursuant to Item 9.01 or included as an exhibit to any current report on Form 8-K) rather than filed:

  •
  our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on June 15, 2012;

  •
  our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012, and September 30, 2012, as filed with the SEC on August 10, 2012, September 13, 2012, and November 13, 2012;

  •
  our Current Reports on Form 8-K, as filed with the SEC on February 22, 2012, March 29, 2012, April 16, 2012, April 23, 2012, May 4, 2012, May 22, 2012, May 25, 2012, June 11, 2012, July 30, 2012, August 15, 2012, August 21, 2012, September 21, 2012, October 5, 2012, October 22, 2012, and November 19, 2012;

  •
  Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K filed with the SEC after the date of this Information Statement; and

  •
  the description of our common stock contained in our Registration Statement on Form 8-A filed with the SEC on February 21, 2012, including any amendments or reports filed for the purpose of updating such descriptions.

        Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed information statement modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

        You can obtain any of the documents incorporated by reference through us or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Information Statement. Stockholders may obtain documents incorporated by reference into this Information Statement by requesting them in writing or by telephone from the appropriate party at the following addresses:

  ZaZa Energy Corporation
  1301 McKinney Street, Suite 2850
  Houston, Texas 77010
  Attention: Investor Relations
  Phone: (713) 595-1900

        We have provided all information contained in this Information Statement with respect to the Company. No party assumes any responsibility for the accuracy or completeness of the information provided by any other party. You should rely only on the information contained in or incorporated by reference into this Information Statement. We have not authorized any person to provide you with any information that is different from what is contained in this Information Statement. This Information Statement is dated November 21, 2012. You should not assume that the information contained in this Information Statement is accurate as of any date other than such date, and the mailing to you of this Information Statement will not create any implication to the contrary. This Information Statement does not constitute an offer to sell or a solicitation of any offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful.

NO SOLICITATION OF PROXIES

        This Information Statement is furnished to stockholders pursuant to the requirements of Section 14(c) under the Exchange Act to report action taken by written consent of the Majority Stockholders. No action is required upon the part of any other stockholder, and no proxy is being solicited. The cost of this Information Statement will be borne by the Company.

November 21, 2012
By order of the Board of Directors,
/s/ TODD ALAN BROOKS Todd Alan Brooks President and Chief Executive Officer

Appendix A

ZAZA ENERGY CORPORATION

2012 LONG-TERM INCENTIVE PLAN

i

ii

ZAZA ENERGY CORPORATION
2012 LONG TERM INCENTIVE PLAN

ARTICLE I
INTRODUCTION

        1.1    Purpose.     The ZaZa Energy Corporation 2012 Long-Term Incentive Plan is intended to promote the interests of ZaZa Energy Corporation, a Delaware corporation, and its stockholders by encouraging Employees, Service Providers and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to ERISA, and shall be administered accordingly.

        1.2    Definitions.     As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee and (ii) any trades or businesses, whether or not incorporated, which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, however, that with respect to Incentive Stock Options, the term "Affiliate" shall mean only a "parent corporation" of the Company or a "subsidiary corporation" of the Company or of any such parent corporation (as such terms are defined in Sections 424(e) and (f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to grants of Non-Qualified Options or Stock Appreciation Rights, the term "Affiliate" shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a "controlling interest" within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

        "Award Agreement" means the written agreement pursuant to the Plan between the Company and a Participant evidencing the grant of an Award and the terms and conditions thereof.

        "Awards" means, collectively, Options, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Restricted Stock Unit Awards, and Other Stock or Performance-Based Awards.

        "Board" means the Board of Directors of the Company; provided, however, that to the extent necessary with respect to any Award intended to comply with and result in Performance-Based Compensation, the term "Board" shall mean the Committee.

        "Business Criteria" means those criteria set forth in Section 9.2(b) as the standards for measurement of the performance of the Company in connection with Performance Goals.

        "Cash Value" of an Award means the sum of (i) in the case of any Award which is not an Option or an Award of Restricted Stock, the value of all benefits to which the Participant would be entitled if the Award were vested and settled or exercised and (ii) (A) in the case of any Award that is an Option, the excess of the Market Value Per Share over the Exercise Price or (B) in the case of an Award of Restricted Stock, the Market Value Per Share of Restricted Stock, multiplied by the number of shares subject to such Award, all as determined by the Board as of the date of the Change of Control or such other date as may be determined by the Board.

        "Cause", unless otherwise defined in the applicable Award Agreement, means, with respect to the termination of a Participant: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Affiliates; (ii) the willful and continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, Non-Employee Director or Service Provider, or performance significantly below the level required or expected of the Participant, as determined by the

Committee; (iii) the Participant's willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Affiliates; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Affiliates, or the Participant's commission of any felony or other crime involving moral turpitude, or the Participant's commission of an act of fraud, embezzlement or misappropriation; or (v) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Affiliates. The Committee shall determine whether Cause exists and whether a termination is or was for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Committee's determinations are conclusive and binding on all persons for all purposes of the Plan.

        "Change of Control" shall be deemed to have occurred upon any of the following events:

        (a)   any "person" or "persons" (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Sections 13(d) and 14(d) of the Exchange Act) other than and excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate of the Company, (iv) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

        (b)   the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

        (c)   the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

        (d)   the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

        (e)   the Incumbent Board ceases for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

        Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term "Change of Control" met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term "Change of Control" herein shall mean, but only with respect to the income so affected, a transaction, circumstance or event that constitutes a "Change of Control" (as defined above) and that also constitutes a "change in control event" within the meaning of Treas. Reg. §1.409A-3(i)(5).

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and administrative guidance thereunder.

        "Committee" means the Compensation Committee of the Board; provided however, if the Compensation Committee is not comprised of two or more members of the Board, each of whom qualifies as both an "outside director" (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3 under the Exchange Act), then the Board shall appoint a committee (which shall constitute the "Committee") of two or more members of the Board, each of whom qualifies as both an "outside director" (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3 under the Exchange Act).

        "Common Stock" means the common stock, par value $.01 per share, of the Company.

        "Company" means ZaZa Energy Corporation, a Delaware corporation, or any successor thereto which assumes and continues the Plan.

        "Covered Employee" means the Chief Executive Officer of the Company and each of the three highest paid officers of the Company other than the Chief Executive Officer or the Chief Financial Officer as described in Section 162(m)(3) of the Code, as well as any other person who is, or who is designated by the Committee at the time of grant of an Award as likely to be, a "covered employee" within the meaning of Section 162(m)(3) of the Code.

        "Disability" means the condition of being unable to perform the Employee's or Non-Employee Director's material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician reasonably satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director (or his guardian) and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant's Disability. Notwithstanding the foregoing, (i) with respect to any item of income under an Award to which the foregoing definition would apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term "Disability" included and met the requirements of a "disability" within the meaning of Treas. Reg. §1.409A-3(i)(4), then the term "Disability" shall mean, but only with respect to the income so affected, (a) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months or (b) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, for a period of not less than three months under the Company's accident and health plan; and (ii) with respect to an Incentive Stock Option, "Disability" shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, determined in accordance with Sections 22(e)(3) and 422(c)(6) of the Code.

        "Disabled" means being in a condition or state that constitutes Disability.

        "Disqualifying Disposition" means, with respect to shares of Common Stock acquired by the exercise of an Incentive Stock Option, a "disqualifying disposition" within the meaning of Section 422 of the Code.

        "Effective Date" means, with respect to the Plan, the date that the Plan is adopted by the Board, but only if the Plan as so adopted is approved by the stockholders of the Company not more than one year after the date of such adoption. The Effective Date, as so defined, is                        , 2012.

        "Employee" means any employee of the Company or an Affiliate, including any such employee who is an officer or director of the Company or of an Affiliate.

        "Employment" includes any period in which a Participant is an Employee of the Company or an Affiliate.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Exercise Price" means the purchase price of shares (or, of each share, as the context requires) of Common Stock under an Option, as specified in the applicable Award Agreement. The Exercise Price under an Option shall be not less than the FMV Per Share on the date of grant (or not less than 110 percent of such FMV Per Share, if so required under Section 3.4.

        "Fair Market Value" and "FMV Per Share" mean, with respect to shares of Common Stock, the closing price of the Common Stock as reported on the principal national securities exchange in the United States on which such shares are trading for the date of the determination, or if there are no sales of shares of Common Stock on such exchange on such date, for the most recent preceding day as of which sales of shares of Common Stock have occurred on such exchange. If shares of the Common Stock are not listed or admitted to trading on any exchange as of the determination date, the Board shall, in good faith, determine the fair market value of such shares using a reasonable application of any reasonable valuation method selected by the Board in its discretion.

        "Forfeit" (and variations thereof, whether or not capitalized) means to lose a Participant's rights under an Award prior to its vesting (or, in the case of an Option or a Stock Appreciation Right, prior to its exercise, even if such Option or Stock Appreciation Right has vested) as a result of cancellation, revocation, lapse or expiration of the Award in accordance with the Plan and the terms of the Award Agreement; and "forfeiture" means the loss of the rights that are so forfeited.

        "Grant Price" means the value (which value shall be not less than the FMV Per Share on the date of grant) assigned to a Stock Appreciation Right under the applicable Award Agreement and used in the determination of the Spread for such Stock Appreciation Right.

        "Incentive Stock Option" means any option that satisfies the requirements of Section 422 of the Code and is granted pursuant to ARTICLE III of the Plan.

        "Incumbent Board" means individuals who, as of the Effective Date, constitute the Board.

        "Market Value Per Share" means the higher of the FMV Per Share and the price per share of Common Stock, if any, payable pursuant to the Change of Control. "Market Value Per Share" shall apply only if Cash Value is to be determined and paid pursuant to Section 10.9.

        "Non-Employee Director" means a person who is a member of the Board but who is neither an Employee nor a Service Provider of the Company or any Affiliate.

        "Non-Qualified Option" means an Option not intended to satisfy the requirements of Section 422 of the Code and which is granted pursuant to ARTICLE II of the Plan.

        "Option" means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Option, or both, as applicable.

        "Option Expiration Date" means the date determined by the Committee and set forth in the Award Agreement relating to an Option, as the latest date on which that Option may be exercised under any circumstance, which shall not be more than ten (10) years (or, in the case of certain Incentive Stock Options, five (5) years, as provided in Section 3.4) after the date of grant of an Option.

        "Optionee" means a Participant who holds an Option that has not terminated by forfeiture, expiration or otherwise, and the guardian of the Participant or the estate of a deceased Participant to the extent exercise thereby is permitted under the Plan.

        "Other Stock or Performance-Based Award" means an Award granted pursuant to ARTICLE VIII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash or shares of Common Stock or both.

        "Participant" means an eligible Non-Employee Director, Employee or Service Provider who has been granted and holds an Award that has neither been forfeited nor settled in connection with its vesting or exercise, as applicable.

        "Pay", "paid", "payment", "payable", and variations thereof, and "settle", "settled", "settlement" and variations thereof, shall, unless the context clearly indicates otherwise, mean the settlement and satisfaction of an Award, in whole or in part, whether by the payment of cash, the delivery of shares of Common Stock, or any combination of the foregoing by the Company.

        "Performance-Based Compensation" means "performance-based compensation" within the meaning of Section 162(m) of the Code.

        "Performance Criteria" means the conditions and requirements specified in the Award Agreement and in accordance with the Plan relating to a given Award, which may constitute a "substantial risk of forfeiture" within the meaning of Sections 83 and/or 409A of the Code, as applicable, and which shall require:

          (i)    the future performance of substantial services by the Participant to the Company or its Affiliates, and/or

          (ii)   the occurrence or attainment of one or more conditions that are related to the purpose of the Award and the compensation that may be earned thereunder,

the timely attainment or fulfillment of which shall constitute a precondition for vesting of the Award.

        "Performance Goal(s)" means Performance Criteria based on Business Criteria and established and determined in accordance with ARTICLE IX.

        "Performance Period" means a period of not less than twelve (12) months and not more than sixty (60) months with respect to which the Committee may establish Performance Goals.

        "Phantom Stock" means an Award granted pursuant to ARTICLE V that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in shares of Common Stock.

        "Phantom Stock Award" means an Award of Phantom Stock, granted pursuant to ARTICLE V.

        "Plan" means the ZaZa Energy Corporation 2012 Long-Term Incentive Plan.

        "Restricted Period" means the period during which an Award is subject to forfeiture and/or is not exercisable.

        "Restricted Stock" means one or more shares of Common Stock granted under ARTICLE VI of the Plan that are not vested and remain subject to forfeiture.

        "Restricted Stock Unit" means an Award granted pursuant to ARTICLE VII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash.

        "Restricted Stock Unit Award" means an Award of Restricted Stock Units, granted pursuant to ARTICLE VII.

        "Service Provider" means any individual, other than a Non-Employee Director or an Employee, who renders services to the Company or an Affiliate, whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Spread" means, in the case of a Stock Appreciation Right, the excess of (i) the FMV Per Share on the date of exercise of the Stock Appreciation Right over (ii) an amount not less than the Grant Price of the Stock Appreciation Right.

        "Stock Appreciation Rights" means an Award granted pursuant to ARTICLE IV that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting an amount equal to the Spread.

        "Taxable year" unless otherwise indicated, means the taxable year of the Company.

        "Termination" (whether or not capitalized) means the end of the Participant's Employment, status as a member of the Board, or engagement or relationship as a Service Provider, as the case may be, which is intended and reasonably anticipated by the Company to result in the permanent cessation of services by the Participant to the Company and its Affiliates in such capacity. Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under an Award, but where such tax would not apply or be imposed if the meaning of the term "termination" included and met the requirements of a "separation from service" within the meaning of Treas. Reg. §1.409A-1(h), then the term "termination" herein shall mean, but only with respect to the income so affected, an event, circumstance or condition that constitutes both a "termination" as defined in the preceding sentence and a "separation from service" within the meaning of Treas. Reg. §1.409A-1(h). In the case of an Incentive Stock Option, "termination" shall mean the cessation of the requisite employment relationship determined in accordance with Section 421 of the Code.

        "Vest," "vesting" and variations thereof (whether or not capitalized), means (i) with respect to an Award other than an Option, the lapsing or elimination of the Participant's risk of forfeiture with respect to such Award, and (ii) with respect to an Option, such Option becoming exercisable, in each such case by reason of the timely satisfaction, as determined by the Committee (or, if otherwise provided in this Plan, by the Board), of the Performance Criteria for such Award.

        1.3    Shares Subject to the Plan.

        (a)    Authorized Shares.    The maximum number of shares of Common Stock that may be issued under the Plan shall be 7,000,000 shares. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options is 7,000,000 shares. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c). The shares of Common Stock to be delivered under the Plan shall be fully paid and nonassessable and may be made available from authorized but unissued shares of Common Stock, treasury stock or shares of Common Stock acquired in the open market. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash. Each share of Common Stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the foregoing maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of Common Stock remaining available for Award under the foregoing maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of Common Stock (i) not issued and that cease to be issuable for any reason, including but not limited to forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the Exercise Price of any Option, (iii) tendered to or withheld by the Company to satisfy tax withholding or other obligations, and/or (iv) repurchased by the Company, whether with Option proceeds or otherwise.

        (b)    Certain Limitations on Awards.    The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights (combined) awarded to any one Participant pursuant to this Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of Common Stock which may be subject to Awards of Restricted Stock made to any one Participant pursuant to this Plan in any calendar year shall be 1,000,000 shares. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Restricted Stock Units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Phantom Stock under this Plan shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 shares of Common Stock. The maximum amount of compensation that may be paid to any Participant in any calendar year pursuant to Other Stock or Performance-Based Awards under this Plan, (i) if the compensation under the Other Stock or Performance-Based Awards is denominated under the Award Agreement only in terms of shares of Common Stock or a multiple of the FMV Per Share of Common Stock, shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 shares of Common Stock; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any Participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements for Performance-Based Compensation (and are designated as such) shall not exceed $5,000,000. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c).

        (c)    Share Adjustments.    Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Board. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to preserve the fair value of Awards subject to the Plan, the Board shall adjust any or all of the following so that the fair value of the Award immediately after the event is equal to the fair value of the Award immediately prior to the event: (i) the remaining number of authorized shares of Common Stock with respect to which Awards may be granted, (ii) the number of shares of Common Stock subject to each and all outstanding Awards, (iii) the Exercise Price, Grant Price or other similar value with respect to an Award, (iv) the Performance Goals applicable to any outstanding Awards intended to qualify as Performance-Based Compensation (subject to such limitations as appropriate under Section 162(m) of the Code), and (v) any other terms of an Award that are affected by the event. Any adjustments to an outstanding Option or Stock Appreciation Right shall be made (i) without change in the total Exercise Price applicable to the Option or Grant Price applicable to the Stock Appreciation Right or any unexercised portion of the Option or Stock Appreciation Right (except for any change in such aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in Exercise Price and/or Grant Price per share. Notwithstanding the foregoing, all such adjustments, if any, shall be made in a manner consistent with the requirements of Section 409A of the Code in the case of an Award to which Section 409A of the Code is applicable or would be so as a result of or in connection with any actual or proposed adjustment(s), in a manner consistent with the requirements of Section 424(a) of the Code in the case of Incentive Stock Options, and in a manner consistent with Section 162(m) of the Code in the case of any Award held by a Covered Employee and intended to constitute Performance-Based Compensation. The Board's determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.

        1.4    Administration of the Plan.     The Plan shall be administered by the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

        (a)   to interpret the Plan and all Awards under the Plan;

        (b)   to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan;

        (c)   to make all other determinations necessary or advisable for the administration of the Plan;

        (d)   to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan;

        (e)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Common Stock to be subject to each Award;

        (f)    to determine the type of Award granted and to designate Options as Incentive Stock Options or Non-Qualified Options;

        (g)   to determine the Fair Market Value of shares of Common Stock or other property;

        (h)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the Exercise Price or purchase price of shares of Common Stock purchased pursuant to any Award, (ii) the method of payment for shares of Common Stock purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding of shares of Common Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Business Criteria and Performance Goals applicable to any Award intended to qualify as Performance-Based Compensation and the extent to which such Performance Goals have been achieved, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

        (i)    to determine whether an Award will be settled in shares of Common Stock, cash, or in any combination thereof;

        (j)    to approve one or more forms of Award Agreement;

        (k)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

        (l)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares of Common Stock acquired pursuant thereto, including with respect to the period following a Participant's termination; and

        (m)  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards.

        Any action taken or determination made by the Committee (or, where applicable, the Board) pursuant to this and the other sections of the Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any Participant, holder or beneficiary of an Award, any stockholder and any Employee, Service Provider or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification to the fullest extent permitted by law and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising from or in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties.

        1.5    Granting of Awards to Participants.     The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Service Providers and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Service Provider or Non-Employee Director, nor his, her or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Board or the Committee may determine.

        1.6    Term of Plan.     The Plan shall become effective on the Effective Date. No Award made before the Effective Date shall be binding or given any effect. If not sooner terminated under the provisions of Section 1.7, the Plan shall terminate upon, and no further Awards shall be made after, the tenth (10th) anniversary of the Effective Date.

        1.7    Amendment and Discontinuance of the Plan.     The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that, except as permitted under Section 10.9 in connection with a Change of Control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants), suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights with respect to such Award in any material respect unless or to the extent specified in the Award itself; and provided further that, no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by

(a) applicable legal requirements or (b) the requirements of any securities exchange on which the Company's stock may be listed.

ARTICLE II
NON-QUALIFIED OPTIONS

        2.1    Eligibility.     The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Service Provider and Non-Employee Directors according to the terms set forth below.

        2.2    Exercise Price.     The Exercise Price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this ARTICLE II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option.

        2.3    Award Agreement.     Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Option Expiration Date, the number of shares of Common Stock to which the Option pertains, the time or times at which such Option shall vest and be exercisable and such other terms and conditions not inconsistent with this ARTICLE II as the Committee shall determine.

        2.4    Terms and Conditions of Non-Qualified Options.

        (a)    Option Period and Conditions and Limitations on Exercise.    No Non-Qualified Option shall be exercisable prior to vesting, after forfeiture or later than the Option Expiration Date.

        (b)    Exercise.    Options granted under this Plan shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares being purchased and, unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the Exercise Price for each Option shall be made (i) in cash or by certified check payable and acceptable to the Company, (ii) subject to such conditions and requirements as the Committee may specify, at the written request of the Optionee, by the Company's withholding from shares otherwise deliverable pursuant to the exercise of the Option shares of Common Stock having an aggregate Fair Market Value as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above, (iii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the Optionee for more than six months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iv) subject to such instructions as the Committee may specify, at the Optionee's written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the Optionee; provided that the Optionee has irrevocably instructed such broker to remit directly to the Company on the Optionee's behalf the full amount of the exercise price from the proceeds of such sale. In the event that the Optionee elects to make payment as allowed under clause (iii) above, the Committee may, upon confirming that the Optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the Optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, Optionee shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. The exercise shall be effective only upon the satisfaction of the foregoing requirements, as applicable. Delivery of the shares of Common Stock subject to the exercise shall be effected within ten (10) business days of the date of exercise.

        (c)    Listing and Registration of Shares.    Each Option shall be subject to the requirement that if at any time the Board or the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Board.

        2.5    Option Repricing.     The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to Optionees holding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having Exercise Prices lower (but not lower than the FMV Per Share on the date of grant of the new Non-Qualified Option) or, with the consent of the Optionee, higher than the Exercise Price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, provided that no changes to the Exercise Price, terms or conditions shall be made, and the new Non-Qualified Option shall not be Awarded, if the affected Non-Qualified Options would become subject to the income tax under Section 409A of the Code. An adjustment to the Exercise Price pursuant to Section 1.3(c) shall not require the Optionee's consent.

        2.6    Exercisability and Vesting.     Subject to Sections 10.8 and 10.9, unless otherwise provided in the Award Agreement, each Option shall vest such that one-third ([1/3]) of the original number of shares of Common Stock subject to an Option granted to a Participant shall become purchasable by exercise as of each anniversary of the date of grant of such Option until the Option is fully exercisable or the Option is forfeited or expires. Unless otherwise specified in the Award Agreement relating to an Option, all shares of Common Stock purchased by the exercise of an Option shall be fully vested from the time of their acquisition by exercise of the Option.

ARTICLE III
INCENTIVE STOCK OPTIONS

        The terms specified in this ARTICLE III shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this ARTICLE III, all the provisions of ARTICLE II shall be applicable to Incentive Stock Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this ARTICLE III.

        3.1    Eligibility.     Incentive Stock Options may only be granted to Employees.

        3.2    Exercise Price.     Subject to Section 3.4, the Exercise Price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Stock Option.

        3.3    Dollar Limitation.     The aggregate Fair Market Value of shares of Common Stock issued pursuant to one or more Options granted to any Employee (determined as of the date the Option is, or the respective dates the Options are, granted under the Plan) that become exercisable for the first time as Incentive Stock Options during any one (1) calendar year shall not exceed $100,000. To the extent the Employee holds two (2) or more such Options (whether under this Plan or any other plan of the Company or any Affiliate) which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be determined in accordance with Section 422 of the Code.

        3.4    10% Stockholder.     If any Employee to whom an Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, then the Exercise Price per share under such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option Expiration Date shall not be later than the fifth anniversary of the date of grant of such Option. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee's ownership.

        3.5    Incentive Stock Options Not Transferable.     No Incentive Stock Option granted hereunder (a) shall be transferable, other than by will or by the laws of descent and distribution, and (b) except as provided in the Award Agreement permitted under Section 422 of the Code, shall be exercisable during the Optionee's lifetime by any person other than the Optionee (or his guardian).

        3.6    Compliance with Section 422 of the Code.     All Options that are intended to be Incentive Stock Options described in Section 422 of the Code shall be designated as such in the Award Agreement for such Option, shall be granted on or before the tenth anniversary of the Effective Date, shall have an Option Expiration Date not later than the tenth anniversary of the date of grant of such Option, and shall, in all respects, be issued in compliance with Section 422 of the Code.

        3.7    Limitations on Exercise.     No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

        3.8    Notification of Disqualifying Disposition.     Any Employee who receives an Incentive Stock Option grant shall be required to notify the Committee of any Disqualifying Disposition of any shares of Common Stock issued pursuant to the exercise of the Incentive Stock Option within ten (10) days of such Disqualifying Disposition.

ARTICLE IV
STOCK APPRECIATION RIGHTS

        4.1    Eligibility.     The Committee is authorized to grant Stock Appreciation Rights to Employees, Service Providers and Non-Employee Directors in accordance with the following terms and conditions.

        4.2    Grant Price.     Each Stock Appreciation Right granted hereunder shall have a Grant Price equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant.

        4.3    Terms.     Each Stock Appreciation Right Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right Award pertains, the time or times at which the Stock Appreciation Right shall vest (including based on achievement of performance goals and/or future service requirements) and such other terms and conditions as the Committee shall determine; provided, however, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

        4.4    Payment of Stock Appreciation Rights.     Stock Appreciation Rights granted under this Plan shall be exercised by delivery of a written notice of exercise to the Company, setting forth the number of shares with respect to which the Stock Appreciation Right is to be exercised, accompanied by full payment of all required withholding taxes, unless other arrangements have been made with the Committee. Upon exercise of the Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company (in cash or shares of Common Stock or a combination of both) equal to the Spread. Payment of the Spread shall be made within ten (10) business days of the date of exercise. Notwithstanding the foregoing, the Committee may provide in the Award Agreement, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.

        4.5    Repricing.     The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to Participants holding Stock Appreciation Rights, in exchange for the surrender and cancellation of such Stock Appreciation Rights, new Stock Appreciation Rights having Grant Prices lower (but not lower than the FMV Per Share on the date of grant of the new Stock Appreciation Rights) or, with the consent of the Participant, higher than the Grant Price provided in the Stock Appreciation Rights so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, provided that no changes to the Grant Price, terms or conditions shall be made, and the new Stock Appreciation Rights shall not be Awarded, if the affected Stock Appreciation Rights would become subject to the income tax under Section 409A of the Code. An adjustment to the Grant Price pursuant to Section 1.3(c) shall not require the Participant's consent.

ARTICLE V
PHANTOM STOCK

        5.1    Eligibility and Awards.     The Committee is authorized to grant Phantom Stock Awards, which are rights to receive cash or Common Stock (or a combination of both) equal to the Fair Market Value of a specified number of shares of Common Stock upon vesting, subject to the terms and conditions of this ARTICLE V, to Employees, Service Providers and Non-Employee Directors.

        5.2    Terms.     Each Phantom Stock Award shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Phantom Stock Award pertains. The Performance Criteria upon which vesting of the Phantom Stock shall be conditioned and such other terms, conditions and requirements as the Committee shall determine shall be set forth in the Award Agreement.

        5.3    Lapse of Restrictions/Payment.     Upon vesting, subject to the provisions of ARTICLE XI and the terms of the Award Agreement, the Company shall pay to the Participant one share of Common Stock or cash (or a combination of both) equal to the Fair Market Value of a share of Common Stock (as provided in the applicable Award Agreement) for each share of vested Phantom Stock. Except as otherwise may be required under Section 409A of the Code, such payment shall be made in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant's estate by such date.

        5.4    Performance Goals.     If the Committee determines that an Award of Phantom Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VI
RESTRICTED STOCK

        6.1    Eligibility.     All Employees, Service Providers and Non-Employee Directors shall be eligible for grants of Restricted Stock.

        6.2    Terms.     Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the period(s) of restriction (the Restricted Period(s)), the number of Restricted Stock granted, the applicable Performance Criteria and vesting conditions, and such other terms and conditions as the Committee shall determine.

        6.3    Restrictions, Restricted Period and Vesting.

        (a)    Restrictions.    The Restricted Stock shall be subject to such Performance Criteria (including, without limitation, limitations that qualify as a "substantial risk of forfeiture" within the meaning given to that term under Section 83 of the Code) and to the right of repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to vesting, any attempted transfer of Restricted Stock shall be prohibited, ineffective and void. The Company shall have the right to repurchase or recover such forfeited shares of Restricted Stock for the lesser of (i) the amount of cash paid by the Participant to the Company therefor, if any, or (ii) the Fair Market Value of an equivalent number of the shares of Common Stock determined on the date the Restricted Stock is forfeited.

        (b)    Immediate Transfer Without Immediate Delivery of Restricted Stock.    Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, unless and until such Restricted Stock vests, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank, until such time as the restrictions on transfer have lapsed. Unless otherwise provided in the Award Agreement, the Participant holding Restricted Stock shall have all the rights of a stockholder with respect to such shares, including the right to vote and the right to receive dividends or other distributions when paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award Agreement in the case of Restricted Stock with respect to which vesting is conditioned on Performance Criteria, other than the continuation of the Participant's Employment or status as a Non-Employee Director or Service Provider for a Restricted Period of a fixed or specified duration, the Participant shall not have the right to receive dividends and/or vote with respect to such Restricted Stock until the Restricted Stock vests, at which time, the sum of all dividends on such Restricted Stock for the Restricted Period shall be paid to the Participant without interest. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

  "The shares represented by this certificate have been issued pursuant to the terms of the ZaZa Energy Corporation 2012 Long-Term Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated                        , 20    ."

        In addition, during any periods when Awards of Restricted Stock are made and the Company does not have in place an effective registration statement on Form S-8 or other available form permitted by the Securities and Exchange Commission, any certificate or certificates representing shares of Restricted Stock (vested or unvested) shall bear a legend similar to the following:

  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any other securities law. No sale, transfer or other disposition of such securities, or of any interest therein, may be made or shall be recognized unless in the satisfactory written opinion of counsel for, or other counsel satisfactory to, the issuer such transaction would not violate or require registration under the Act or other law."

        6.4    Delivery of Shares of Common Stock.     After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of Restricted Stock (including the withholding requirements and other requirements of ARTICLE XI), a certificate for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Participant.

        6.5    Performance Goals.     If the Committee determines that an Award of Restricted Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

 ARTICLE VII
RESTRICTED STOCK UNITS

        7.1    Eligibility and Awards.     The Committee is authorized to grant Restricted Stock Unit Awards to all Employees, Service Providers and Non-Employee Directors ("Restricted Stock Unit Awards"), subject to the terms and conditions of this ARTICLE VII.

        7.2    Terms.     Restricted Stock Unit Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the Restricted Period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the period(s) of restriction, the number of notional shares of Common Stock to which the Restricted Stock Unit Award pertains, and such other terms and conditions as the Committee shall determine.

        7.3    Payment/Settlement of Restricted Stock Units.     Subject to the withholding and other requirements of ARTICLE XI and provisions of the Restricted Stock Unit Award, the Company shall pay to the Participant shares of Common Stock, cash or a combination of both, in an amount equal to the number of notional shares of Common Stock that have vested multiplied by the Fair Market Value of a share of Common Stock as of the date of vesting. Except as otherwise may be required under Section 409A of the Code, such payment shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the Restricted Stock Unit vests. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant's estate by this date.

        7.4    Performance Goals.     If the Committee determines that an Award of Restricted Stock Units to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VIII
OTHER STOCK OR PERFORMANCE-BASED AWARDS

        The Committee is hereby authorized to grant to Employees, Service Providers and Non-Employee Directors "Other Stock or Performance-Based Awards," which shall consist of a right which (a) is not an Award described in any other Article of this Plan and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, including the applicable Performance Criteria which shall be contained in an Award Agreement covering such Awards. Notwithstanding any other provisions of the Plan, except as otherwise may be required under Section 409A of the Code, upon the vesting of Other Stock or Performance-Based Awards, payment or the settlement of such Award shall be made (whether in cash or shares of Common Stock or a combination of both) in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. If the Committee determines that an Other Stock or Performance-Based Award to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

 ARTICLE IX
PERFORMANCE-BASED COMPENSATION

        9.1    Awards of Performance-Based Compensation.     Award Agreements for Awards that are intended and designated by the Committee as subject to the requirements for Performance-Based Compensation, other than Awards of Options and Stock Appreciation Rights, shall so state, shall specify Performance Criteria, each of which shall constitute a Performance Goal, and shall, along with the Award, be subject to and comply with this ARTICLE IX.

        9.2    Performance Goals.

        (a)    General.    Performance Goals shall be established by the Committee for each Performance Period and set forth in each Award Agreement. Each Performance Goal shall consist of and incorporate (i) one or more designated Business Criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such Business Criteria for the Performance Period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the Performance Goal for the achievement of each specified Business Criteria at the prescribed level(s), standard(s), degree(s) or range(s). Performance-Based Compensation shall vest and shall be paid only if and to the extent vested under the Performance Goals. Performance Goals may be based on any one or more Business Criteria, on an absolute or relative basis or as compared to the performance of a published index deemed by the Committee to be applicable to the Company, including but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. Performance Goals shall be established, Awards shall be granted and the Award Agreement shall be provided to Participant and shall become binding at a time when the achievement of or outcome under each applicable Performance Goal is "substantially uncertain" (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the Performance Period or the lapse of 25 percent (25%) of the Performance Period, unless otherwise required or permitted for "performance-based compensation" under Section 162(m) of the Code. Performance Goals may differ among Awards granted to any one Participant or for Awards granted to different Participants. The Committee shall have the discretion to reduce the amount of Performance-Based Compensation payable under an Award (even if it has otherwise vested under the applicable Performance Goal) for a Participant's negative conduct or other activities or factors as the Committee may determine, but it shall not have the authority to increase Performance-Based Compensation above the amount which vests under the Performance Goals or to pay or provide compensation in lieu of Performance-Based Compensation which does not so vest.

        (b)    Business Criteria.    The Business Criteria are as follows:

          (i)    stock price;

          (ii)   earnings per share;

          (iii)  increase in revenues;

          (iv)  increase in cash flow;

          (v)   cash flow per share;

          (vi)  increase in cash flow return;

          (vii) return on net assets;

          (viii)  return on assets;

          (ix)  return on investment;

          (x)   return on capital;

          (xi)  return on equity;

          (xii) economic value added;

          (xiii)  gross margin;

          (xiv) net income;

          (xv) pretax earnings;

          (xvi) pretax earnings before interest;

          (xvii)  pretax earnings before interest, depreciation and amortization;

          (xviii)  pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items;

          (xix) operating income;

          (xx) total stockholder return;

          (xxi) debt reduction;

          (xxii)  successful completion of an acquisition, initial public offering, or private placement of equity or debt; or

          (xxiii)  reduction of expenses.

        (c)    Written Determinations.    All determinations by the Committee as to the establishment of Performance Goals and the amount and terms of each Award shall be made in writing. In addition, the Committee shall certify in writing prior to the payment of any compensation under any Award designated as intended to comply with the requirements of Performance-Based Compensation the results under each Business Criteria on which any Performance Goal is based, whether (and, if applicable, the degree to which) each Performance Goal and each other material term of the Award were satisfied, and the resulting amount of compensation vested and payable under such Award. The Committee may not delegate any responsibility relating to Awards subject to this ARTICLE IX.

        (d)    Status of Awards under Section 162(m) of the Code.    It is the intent of the Company that Awards granted to Covered Employees and designated as intended to comply with the requirements for Performance-Based Compensation shall comply with the requirements necessary to constitute Performance-Based Compensation under Section 162(m)(4)(c) of the Code. Accordingly, the terms of this ARTICLE IX shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of this Plan otherwise applicable to an Award that is designated as intended to comply with the requirements for Performance-Based Compensation does not so comply or is inconsistent with the provisions of this ARTICLE IX, with the effect that such Award would not comply with the requirements for Performance-Based Compensation, such other provision shall be construed or deemed amended to the extent necessary to conform to such requirements and the provisions of this ARTICLE IX shall prevail with respect to such Award, but only to the extent necessary to prevent that Award from failing to comply with the requirements for Performance-Based Compensation.

ARTICLE X
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

        10.1    General.     Awards shall be evidenced by an Award Agreement between the Company and the Participant in such forms as the Committee shall provide and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 10.9, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person's rights with respect to such Award in any material respect. (Adjustments pursuant to Section 1.3(c) shall not be considered as adversely affecting a person's rights.) The Board or the Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that subject to Section 10.9, the Board or the Committee shall not have the discretion to accelerate or waive any term or condition of an Award, to increase the amount, if any, otherwise payable in accordance with the terms of the Award, or to pay any amount in lieu of an amount not earned or vested under the terms of an Award if such Award is intended to qualify as Performance-Based Compensation and such discretion would cause the Award not to so qualify. Except in cases in which the Board or the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.

        10.2    Stand-Alone, Additional, Tandem and Substitute Awards.     Subject to Section 2.5 and Section 4.5, Awards granted under the Plan may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Any such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board or the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any action contemplated or otherwise permitted under this Section 10.2 shall be allowed and effective only to the extent that such action would not cause or otherwise result in adverse consequences under Section 409A of the Code.

        10.3    Term of Awards.     The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock, Restricted Stock or Restricted Stock Unit Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

        10.4    Securities Requirements.     No exercise of any Option or any Stock Appreciation Right shall be effective, and no payment of cash or transfer of shares of Common Stock will be made, unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. The Company may require the Participant to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the first sentence of this Section 10.4.

        10.5    Transferability.

        (a)    Non-Transferable Awards and Options.    Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Restricted Stock which has vested, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 10.5 shall be void and ineffective for all purposes.

        (b)    Ability to Exercise Rights.    Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options or Stock Appreciation Rights, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the Participant's estate, or the person or persons to whom the Participant's rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant's beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

        10.6    No Rights as a Stockholder.     Except as otherwise provided in Section 6.3(b), a Participant who has received a grant of an Award, or a transferee of such Participant, shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 6.3(b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

        10.7    Listing and Registration of Shares of Common Stock.     The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

        10.8    Termination.

        (a)    Termination for Cause.    Except as otherwise provided in the applicable Award Agreement, upon a Participant's termination for Cause, all unpaid Awards of that Participant, whether or not vested, shall terminate and be immediately forfeited. Shares of Restricted Stock so forfeited shall be subject to the provisions of Section 6.3(a).

        (b)    Termination for any reason Other than for Cause.    Except as otherwise provided in Section 10.8(c) or the applicable Award Agreement, upon the termination of Participant for any reason other than for Cause, any unvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall be forfeited and shall wholly and completely terminate and no further vesting shall occur.

        (c)    Continuation.    The Board or the Committee, in its discretion, may provide for the continuation of any Award beyond a Participant's termination for such period and upon such terms and conditions as the Board or the Committee may determine, except to the extent that such continuation would cause the Award to become subject to the provisions of Section 409A of the Code or cause adverse tax consequences under Section 409A, if the Award is subject to the provisions of Section 409A. This Section 10.8(c) shall not apply to any Award intended to qualify as Performance-Based Compensation.

        10.9    Change of Control.

        (a)    Change of Control.    Unless otherwise provided in the Award, in connection with a Change of Control, the Board shall have the authority in its sole discretion to take any one or more of the following actions with respect to the Awards:

          (i)    the Board may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Board or the Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;

          (ii)   the Board may waive, alter and/or amend the Performance Criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and the Restricted Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Board;

          (iii)  the Board may cause the acquirer to assume the Plan and the Awards or exchange the Awards for awards for the acquirer's stock;

          (iv)  the Board may terminate the Plan; and

          (v)   the Board may terminate and cancel all outstanding unvested or unexercised Awards as of the date of the Change of Control on such terms and conditions as it deems appropriate.

        Notwithstanding the above provisions of this Section 10.9, the Board shall not be required to take any action described in the preceding provisions of this Section 10.9, and any decision made by the Board, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 10.9 shall be final, binding and conclusive with respect to the Company and all other interested persons.

        (b)    Right to Cash-Out.    The Board shall, in connection with a Change of Control, have the right to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value of the Awards. Such right shall be exercised by written notice to all affected Participants. The amount payable to each Participant by the Company pursuant to this Section 10.9(b) shall be in cash or by certified check paid within five (5) days following the transfer and delivery of such Award (but in no event later than fifty (50) days following the date of the Change of Control) and shall be reduced by any taxes required to be withheld.

        10.10    Payment or Settlement of Awards.     Unless otherwise specified in an Award Agreement, any Award may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. For this purpose, the withholding of shares of Common Stock otherwise issuable upon settlement of an Award in order to satisfy withholding taxes or to make payment for the Exercise Price of an Award shall be treated as settled in cash.

        10.11    Lock-Up Agreement.     In the event of any underwritten public offering of the Company's securities made by the Company pursuant to an effective registration statement filed under the Securities Act, the Board and the Committee shall have the right to impose market stand-off restrictions on each Award recipient whereby such Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

        10.12    Stockholder Agreements/Investment Representations.     As a condition to the exercise of an Option or the issuance of Common Stock hereunder, the Committee or the Board may require the Participant to enter into such agreements (including but not limited to a buy/sell or voting trust agreement) with respect to the shares as may be required of other stockholders of the Company. In addition, the Committee or the Board may require the Participant to represent and warrant at the time of any such exercise or issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.

        10.13    Exemptions from Section 16(b) Liability.     It is the intent of the Company that the grant of any Awards to, or other transaction by, a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 under the Exchange Act as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

ARTICLE XI
WITHHOLDING FOR TAXES

        Any issuance of Common Stock pursuant to the exercise of an Option or a Stock Appreciation Right (if applicable) or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto at the minimum statutory rate. Such arrangements may, at the discretion of the Committee, include allowing the Participant to tender to the Company shares of Common Stock owned by the Participant if such tendered shares of Common Stock have been held by such Participant for at least six months, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate Fair Market Value as of the date of such withholding that is not greater than the sum of all tax amounts required to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by certified check payable and acceptable to the Company. Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3 under the Exchange Act, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by applicable law) from such Award payment or exercise.

ARTICLE XII
MISCELLANEOUS

        12.1    No Rights to Awards or Uniformity Among Awards.     No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.

        12.2    Conflicts with Plan.     In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

        12.3    Rights as Employee, Service Provider or Director.     No person, even though eligible under this Plan, shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Service Provider or Director, or interfere with or limit in any way any right of the Company or its Affiliates to terminate the Participant's Employment or service at any time. To the extent that an Employee of an Affiliate other than the Company receives an Award under the Plan, the Award can in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

        12.4    Governing Law.     The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

        12.5    Gender, Tense and Headings.     Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

        12.6    Severability.     If any provision of the Plan or any Award is, becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

        12.7    Other Laws.     The Board or the Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.

        12.8    Unfunded Obligations.     Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Except as provided under ARTICLE VI of the Plan, with respect to the delivery of stock certificates, no provision of the Plan shall require or permit the Company or any Affiliates, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company nor any Affiliates maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan, other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Service Providers or Non-Employee Directors under general law. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create nor constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, nor otherwise create any vested or beneficial interest in any Participant nor the Participant's creditors in any assets of the Company or any Affiliate. The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. The Plan shall not constitute an "employee benefit plan" for purposes of Section 3(3) of ERISA.

        12.9    No Guarantee of Tax Consequences.     The Participant shall be solely responsible for and liable for any tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder and assumes no liability whatsoever for the tax consequences to the Participants.

        12.10    Stockholder Agreements.     The Board or the Committee may, from time to time, condition the grant, exercise or payment of any Award upon such Participant entering into a stockholders' agreement, voting agreement, repurchase agreement or lockup or market standoff agreement in such form or forms as approved from time to time by the Board.

        12.11    Specified Employee under Section 409A of the Code.     Subject to any other restrictions or limitations contained herein, in the event that a "specified employee" (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a "separation from service" (as defined under Section 409A of the Code), such payment shall not occur until the date that is six (6) months plus one (1) day from the date of such "separation from service."

        12.12    No Additional Deferral Features.     No Award shall contain or reflect, or be amended, affected or supplemented by any other agreement (including, but not limited to, employment agreements, other plans or arrangements of deferred compensation) so as to contain, include or be subject to a "deferral feature" or an "additional deferral feature" within the meaning and usage of those terms under Section 409A of the Code.

        12.13    Compliance with Section 409A of the Code.     Certain items of compensation paid pursuant to this Plan are or may be subject to Section 409A of the Code. In such instances, this Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.

        12.14    Claw-back Policy.     All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any share of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of any law or any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

* * * * * *